                                                                                                                Exhibit 21
                                                                                                              --------------
Subsidiaries of the registrant (As of December 31, 1998)
-------------------------------------------------------------------------------
                                                                                                                Percentage
                                                                                                                 of Voting
                                                                                                                Securities
                                                                                                                 Owned by
                                                                                      State of                   Immediate
Name                                                                                Organization                  Parent
----------------------------------------------------------------------             --------------             --------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                                          Delaware                        ---
----------------------------------------------------------------------
    Old Republic Capital Corporation                                               Delaware                        100%
    ------------------------------------------------------------------
    Old Republic General Insurance Group, Inc.                                     Delaware                        100%
    ------------------------------------------------------------------
        Bitco Corporation                                                          Delaware                        100%
           Bituminous Casualty Corporation                                         Illinois                        100%
           Bituminous Fire and Marine Insurance Corporation                        Illinois                        100%
        Brummel Brothers, Inc.                                                     Illinois                        100%
        Chicago Underwriting Group, Inc.                                           Delaware                        100%
           Upper Peninsula Insurance Company                                       Arizona                         100%
        Employers General Insurance Group, Inc.                                    Delaware                         97%
           Employers General Insurance Company                                     Texas                           100%
           Employers National Risk Management Services, Inc.                       Texas                           100%
           Employers Claims Adjustment Services, Inc.                              Texas                           100%
           National General Agency, Inc.                                           Texas                           100%
        ORI Great West Holding, Inc.                                               Delaware                        100%
           Central Data Services, Inc.                                             Delaware                        100%
           Great West Casualty Company                                             Nebraska                        100%
           Great West Insurance Agencies, Inc.                                     Delaware                        100%
        International Business & Mercantile Insurance Managers, Inc.               Delaware                        100%
        Old Republic Home Protection Company, Inc.                                 California                      100%
        Old Republic Insurance Company                                             Pennsylvania                    100%
        Old Republic Insured Credit Services, Inc.                                 Delaware                        100%
        Old Republic Lloyds of Texas                                               Texas                           100%
        Old Republic Risk Management, Inc.                                         Delaware                        100%
           Old Republic Mercantile Insurance Company                               Wisconsin                       100%
           Remington General Assurance Ltd.                                        Bermuda                         100%
        Old Republic Security Holdings, Inc.                                       Delaware                        100%
           Old Republic Minnehoma Insurance Company                                Arizona                         100%
           ORDESCO, Inc.                                                           Oklahoma                        100%
        Old Republic Standard Underwriters, Inc.                                   Delaware                         86%
           Old Republic Standard Insurance Company                                 Arizona                         100%
        Old Republic Surety Group, Inc.                                            Delaware                        100%
           Old Republic Surety Company                                             Wisconsin                       100%
        Old Republic Union Insurance Company                                       Illinois                        100%
        Old Republic Union Insurance Managers, Inc.                                Alabama                         100%
        Phoenix Aviation Managers, Inc.                                            Delaware                        100%
           Aerie REassurance Company, Ltd.                                         Bermuda                         100%
        Reliable Canadian Holdings, Ltd.                                           Ontario(Canada)                 100%
           D.I.S.C.C. Enterprise, Ltd.                                             British Columbia(Canada)        100%
           Old Republic Canadian Holdings, Ltd.                                    Ontario(Canada)                 100%
               Reliable Life Insurance Company                                     Ontario(Canada)                 100%
           Old Republic Insurance Company of Canada                                Ontario(Canada)                 100%
        Old Republic International Reinsurance Group, Inc.                         Delaware                        100%
           International Business & Mercantile REassurance Company                 Illinois                        100%
           Old Republic RE, Inc.                                                   Delaware                        100%

                                                                                                                Exhibit 21
                                                                                                              --------------
Subsidiaries of the registrant (As of December 31, 1998)
-------------------------------------------------------------------------------
                                                                                                                Percentage
                                                                                                                 of Voting
                                                                                                                Securities
                                                                                                                 Owned by
                                                                                      State of                   Immediate
Name                                                                                Organization                  Parent
----------------------------------------------------------------------             --------------             --------------
    Old Republic Mortgage Guaranty Group, Inc.                                     Delaware                        100%
    ------------------------------------------------------------------
        Republic Mortgage Insurance Company                                        North Carolina                  100%
        Republic Mortgage Insurance Company of Florida                             Florida                         100%
        Republic Mortgage Insurance Company of North Carolina                      North Carolina                  100%
        RMIC Corporation                                                           North Carolina                  100%


    Old Republic Title Insurance Group, Inc.                                       Delaware                        100%
    ------------------------------------------------------------------
        Old Republic National Title Holding Company                                Delaware                        100%
           American Guaranty Holding Corp.                                         Oklahoma                        100%
               American First Title & Trust Company                                Oklahoma                        100%
               American Guaranty Title Company                                     Oklahoma                        100%
               Canadian Valley Abstract Company                                    Oklahoma                        100%
               El Reno Abstract Company                                            Oklahoma                        100%
               Lenders Inspection Company                                          Oklahoma                         50%
           Asset Discovery, Inc.                                                   Massachusetts                   100%
           Badger Abstract & Title Corporation                                     Wisconsin                       100%
           Central Florida Title Company                                           Florida                         100%
           Houston Title Company                                                   Texas                           100%
           Old Republic Title Agency of Columbus, Inc.                             Ohio                             90%
               Core Title Agency, Ltd.                                             Ohio                             51%
           Old Republic Title Company of Bell County                               Texas                           100%
           Old Republic Title Company of Cleburne                                  Texas                           100%
           Old Republic Title Company of Conroe                                    Texas                            57%
           Old Republic Title Company of Fort Worth                                Texas                           100%
           Old Republic Title Company of Indiana                                   Indiana                         100%
           Old Republic Title Company of Kansas City, Inc.                         Missouri                        100%
           Old Republic Title Company of St. Louis, Inc.                           Missouri                        100%
           Old Republic Title Company of Tennessee                                 Tennessee                       100%
           Old Republic Title Company of Utah                                      Utah                            100%
           The Title Company of North Carolina, Inc.                               North Carolina                  100%
        Old Republic National Title Insurance Company                              Minnesota                       100%
           Mississippi Valley Title Insurance Company                              Mississippi                     100%
        Old Republic General Title Insurance Corporation                           Ohio                            100%
        Old Republic Title Holding Company, Inc.                                   California                      100%
           Old Republic Exchange Facilitator Company                               California                      100%
           Old Republic Title Company                                              California                      100%
           Old Republic Title Company of Nevada                                    Nevada                          100%
           Old Republic Title Corporation of Hawaii, Ltd.                          Hawaii                          100%
               Old Republic Escrow Corporation                                     Hawaii                          100%
           Old Republic Title Insurance Agency, Inc.                               Arizona                         100%
           Old Republic Title, Ltd.                                                Delaware                        100%
           Professional Real Estate Coordinators, Inc.                             California                      100%

                                                                                                                Exhibit 21
                                                                                                              --------------
Subsidiaries of the registrant (As of December 31, 1998)
-------------------------------------------------------------------------------
                                                                                                                Percentage
                                                                                                                 of Voting
                                                                                                                Securities
                                                                                                                 Owned by
                                                                                      State of                   Immediate
Name                                                                                Organization                  Parent
----------------------------------------------------------------------             --------------             --------------
    Old Republic Life Insurance Group, Inc.                                        Delaware                        100%
    ------------------------------------------------------------------
        Old Republic Dealer Service Corporation                                    Delaware                        100%
        Old Republic Life Insurance Company                                        Illinois                        100%
        Old Republic Life Insurance Company of New York                            New York                        100%
        Old Republic Life Reinsurance Group, Inc.                                  Delaware                        100%
           Home Owners Life Insurance Company                                      Illinois                        100%


    Old Republic Marketing, Inc.                                                   Illinois                        100%
    ------------------------------------------------------------------
        Owns minor non-consolidated subsidiaries & affiliates                      Various                        Various


    American Business & Personal Insurance Mutual, Inc.                            Delaware                           *
    ------------------------------------------------------------------
        Inter Capital Group, Inc.                                                  Delaware                        100%
           Inter Capital Company of Chicago                                        Delaware                        100%
           Inter Capital Leasing and Finance Corporation                           Delaware                        100%
           Inter Capital Realty Corporation                                        Delaware                        100%
           Inter West Assurance Company, Ltd.                                      Bermuda                         100%


* Owned by its policyholders

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